Exhibit 99.2

September 8, 2021

NOTICE OF REDEMPTION OF CERTAIN WARRANTS (CUSIP 549498 111)

Dear Public Warrant Holder,

Lucid Group, Inc. (the “Company”) hereby gives notice that it is redeeming, at 5:00 p.m. Eastern Time on October 8, 2021 (the “Redemption Date”), all of the Company’s outstanding warrants (the “Public Warrants”) to purchase shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), that were issued under the Warrant Agreement, dated July 29, 2020 (the “Warrant Agreement”), by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent (as assigned to and assumed by the Company and Equiniti Trust Company, as transfer agent and warrant agent) (Equiniti Trust Company, the “Warrant Agent”), as part of the units sold in the Company’s initial public offering (the “IPO”) for a redemption price of $0.01 per Public Warrant (the “Redemption Price”). Each Public Warrant entitles the holder thereof to purchase one share of Class A common stock for a purchase price of $11.50 per share, subject to adjustments. The Public Warrants will cease trading on The Nasdaq Stock Market LLC (“Nasdaq”) at 5:00 pm Eastern Time on the Redemption Date. Any Public Warrants that remain unexercised at 5:00 p.m. Eastern Time on the Redemption Date will be void and no longer exercisable and their holders will have no rights with respect to those Public Warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” Warrants to purchase Class A common stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO and still held by the initial holders thereof or their permitted transferees are not subject to this notice of redemption.

The Public Warrants are listed on Nasdaq under the symbol “LCIDW”. On September 7, 2021, the closing price of the Public Warrants was $8.43, and the closing price of the Class A common stock was $19.89.

TERMS OF REDEMPTION; CESSATION OF RIGHTS

The rights of the Public Warrant holders to exercise their Public Warrants will terminate immediately prior to 5:00 p.m. Eastern Time on the Redemption Date. At 5:00 p.m. Eastern Time on the Redemption Date and thereafter, holders of unexercised Public Warrants will have no rights with respect to those warrants, except to receive the Redemption Price or as otherwise described in this notice for holders who hold their Public Warrants in “street name.” You should consult with your broker, financial advisor and/or tax advisor to consider whether or not to exercise your Public Warrants.

The Company is exercising this right to redeem the Public Warrants pursuant to Section 6 of the Warrant Agreement. Pursuant to Section 6.1 of the Warrant Agreement, the Company has the right to redeem all of the outstanding Public Warrants if the last sales price of the Class A common stock equals or exceeds $18.00 per share on each of 20 trading days within any 30-day trading period ending on the third trading day prior to the date on which a notice of redemption is given. The last sales price of the Class A common stock has been at least $18.00 per share on each of 20 trading days within the 30-day trading period ending on September 2, 2021 (which is the third trading day prior to the date of this redemption notice).

EXERCISE PROCEDURE

Public Warrant holders have until 5:00 p.m. Eastern Time on the Redemption Date to exercise their Public Warrants to purchase Class A common stock. Each Public Warrant entitles the holder thereof to purchase one share of Class A common stock at a cash price of $11.50 per Public Warrant exercised (the “Exercise Price”).

In accordance with Section 3.3.1(b) of the Warrant Agreement, the Company’s board of directors has elected to require that, following delivery of this notice of redemption, all Public Warrants be exercised only on a cashless basis.

As a result of the board of directors having made this election, holders may no longer exercise Public Warrants in exchange for payment in cash of the Exercise Price. Instead, a holder exercising a Public Warrant will be deemed to pay the per warrant Exercise Price by the surrender of 0.5542 of a share of Class A common stock that such holder would have been entitled to receive upon a cash exercise of each Public Warrant. Accordingly, by virtue of the cashless exercise of the Public Warrants, exercising warrant holders will receive 0.4458 of a share of Class A common stock for each Public Warrant surrendered for exercise.

The number of shares that each exercising warrant holder will receive by virtue of the cashless exercise was calculated in accordance with Section 3.3.1(b) of the Warrant Agreement and will be equal to the quotient obtained by dividing (x) the product of the number of shares underlying the Public Warrants held by such warrant holder, multiplied by the difference between $20.751, the average last sale price of the Class A common stock for the ten trading days ending on September 2, 2021, the third trading day prior to the date of this notice (the “Fair Market Value”) and the Exercise Price, by (y) the Fair Market Value. If any holder of Public Warrants would, after taking into account all of such holder’s Public Warrants exercised at one time, be entitled to receive a fractional interest in a share of Class A common stock, the number of shares the holder will be entitled to receive will be rounded down to the nearest whole number of shares.

Those who hold their Public Warrants in “street name” should immediately contact their broker to determine their broker’s procedure for exercising their Public Warrants.

Persons who are holders of record of their Public Warrants may exercise their Public Warrants by sending a fully and properly completed “Election to Purchase” (a form of which is attached hereto as Annex A), duly executed and indicating, among of things, the number of Public Warrants being exercised, to the Warrant Agent:

Equiniti Trust Company

P.O. Box 64874

St. Paul, MN 55164-0874

Attention: Corporate Actions

Telephone: (833) 914-2119

The method of delivery of the Public Warrants is at the option and risk of the holder, but if mail is used, registered mail properly insured is suggested.

The fully and properly completed Election to Purchase must be received by Equiniti Trust Company prior to 5:00 p.m. Eastern Time on the Redemption Date. Subject to the following paragraph, any failure to deliver a fully and properly completed Election to Purchase before such time will result in such holder’s Public Warrants being redeemed and not exercised.

WARRANTS HELD IN STREET NAME

For holders of Public Warrants who hold their warrants in “street name,” provided that a Notice of Guaranteed Delivery is received by the Warrant Agent prior to 5:00 p.m. Eastern Time on the Redemption Date, broker-dealers shall have two business days from the Redemption Date, or 5:00 p.m. Eastern Time on October 13, 2021, to deliver the Public Warrants to the Warrant Agent. Any such Public Warrant received without the Election to Purchase or the Notice of Guaranteed Delivery having been duly executed and fully and properly completed will be deemed to have been delivered for redemption (at $0.01 per Public Warrant), and not for exercise.

REDEMPTION PROCEDURE

Payment of the Redemption Price will be made by the Company upon presentation and surrender of a Public Warrant for payment after 5:00 p.m. Eastern Time on the Redemption Date. Those who hold their shares in “street name” should contact their broker to determine their broker’s procedure for redeeming their Public Warrants.

Under United States federal income tax laws, the Warrant Agent may be required to withhold 24% of the Redemption Price unless such holder has furnished a valid taxpayer identification number and certification that the number supplied is correct or has otherwise established that such holder is not subject to backup withholding. Holders of the Public Warrants who wish to avoid backup withholding should submit either a completed IRS Form W-9 (use only if the holder is a U.S. person, including a resident alien), or the appropriate IRS Form W-8 (use only if the holder is neither a U.S. person nor a resident alien), when providing the Election to Purchase, if the holder has not already provided such documentation to the Warrant Agent. See: IRS Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities. Publication 515, IRS Form W-9 and IRS Form W-8 forms and corresponding instructions are available through the IRS website at www.irs.gov. Holders should consult their tax advisors.

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Any questions you may have about redemption and exercising your Public Warrants may be directed to the Warrant Agent at its address and telephone number set forth above.

Sincerely,

Lucid Group, Inc.

/s/ Sherry House
Sherry House
Chief Financial Officer

Annex A

LUCID GROUP, INC.

Election to Purchase

(To Be Executed Upon Exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to receive shares of Common Stock and herewith tenders payment for such shares of Common Stock to the order of Churchill Capital Corp IV (the “Company”) in the amount of $__________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _________, whose address is _______________________ and that such shares of Common Stock be delivered to _________ whose address is _______________________. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ____________, whose address is ________________, and that such Warrant Certificate be delivered to __________, whose address is ___________________.

In the event that the Warrant has been called for redemption by the Company pursuant to Section 6.1 of the Warrant Agreement and the Company has required cashless exercise pursuant to Section 6.3 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(b) and Section 6.3 of the Warrant Agreement.

In the event that the Warrant is a Private Placement Warrant that is to be exercised on a “cashless” basis pursuant to subsection 3.3.1(c) of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with subsection 3.3.1(c) of the Warrant Agreement.

In the event that the Warrant is to be exercised on a “cashless” basis pursuant to Section 7.4 of the Warrant Agreement, the number of shares of Common Stock that this Warrant is exercisable for shall be determined in accordance with Section 7.4 of the Warrant Agreement.

In the event that the Warrant may be exercised, to the extent allowed by the Warrant Agreement, through cashless exercise (i) the number of shares of Common Stock that this Warrant is exercisable for would be determined in accordance with the relevant section of the Warrant Agreement which allows for such cashless exercise and (ii) the holder hereof shall complete the following: The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, through the cashless exercise provisions of the Warrant Agreement, to receive shares of Common Stock. If said number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder (after giving effect to the cashless exercise), the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares of Common Stock be registered in the name of ________________, whose address is ___________, and that such Warrant Certificate be delivered to ____________, whose address is ______________.

Date: ________________	Signature: ________________

Address: ________________

Tax Identification Number: ________________

Signature Guaranteed: ________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC RULE 17Ad-15 (OR ANY SUCCESSOR RULE) UNDER THE SECURITIES EXCHANGE ACT, OF 1934, AS AMENDED).

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